UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  JULY 16, 2004


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)


                   0-13368                        37-1103704
           (Commission File Number) (IRS Employer Identification No.)



                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)



                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)


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Item 5.   Other Events

     Pursuant to Rule 416 under the Securities Act of 1933 (the "Securities Act"), the number of shares of Common Stock of the Registrant registered for sale under the Securities Act by the following Registration Statements on Forms S-3 and S-8, which remain unsold as of July 16, 2004, have been deemed to be increased accordingly to reflect a three-for-two stock split in the form of a 50% stock dividend effected on July 16, 2004.

     Registration Statement on Form S-3 (Reg. No. 333-81850) filed with the Securities and Exchange Commission (the "SEC") on January 31, 2002.

     Registration Statement on Form S-8 (Reg. No. 333-81852) filed with the SEC on January 31, 2002.

     Registration Statement on Form S-8 (Reg. No. 333-69673) filed with the SEC on December 23, 1998.

     Registration Statement on Form S-8 (Reg. No. 33-64139) filed with the SEC on November 13, 1995.

     Registration Statement on Form S-8 (Reg. No. 33-64061) filed with the SEC on November 8, 1995.

     Registration Statement on Form S-3 (Reg. No. 33-84404) filed with the SEC on September 23, 1994.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST MID-ILLINOIS BANCSHARES, INC.


Dated:  July 16, 2004                      By: /s/ William S. Rowland

                                           William S. Rowland
                                           President and Chief Executive Officer